UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2010

WINSCON ELECTRONICS CO. LTD.

(Exact name of small business issuer as specified in its charter)

Delaware                                      333-127170                                     98-0476582

          (State or other Jurisdiction                  (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                                           Number)

3950 Worthview Place

Mississauga, Ontario, CANADA L5N 6S7

(Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

The Company has entered into a Definitive Agreement for the Exchange of Common Stock with Uniwell (Chong’s) International Holdings Ltd. The agreement will become effective as of July 30, 2010.  Financial Statements are not included in this report, as additional time is required to prepare the financial statements in accordance with US GAAP accounting standards guidelines and to translate the financial notes from Chinese to English. It is anticipated that the required financial statements will be filed by amendment on or before September 16, 2010

Item 9.01   Financial Statements and Exhibits

(d)

Exhibits

Exhibit           Description

10.1                Definitive Agreement for the Exchange of Common Stock

______________________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2010                                             Winscon Electronics. Co. Ltd.

                                                                                /S/    Luiz Brasil

                                                                               ________________________________

                                                                               Luiz Brasil, CEO

Exhibit 10.1

AGREEMENT FOR THE EXCHANGE OF COMMON STOCK

This Agreement dated this 16th day of July , 2010 between Mr. Luiz A. Brasil, the President of Winscon Electronics Co., Ltd. the Delaware Corporation. (hereinafter referred to as "WINSCON") and Mr. Chong York Chan, the Chairman on behalf of Uniwell (Chong's) International Holdings Ltd. at 17/F., Southtex Building, 51 Tsun Yip Street, Kwun Tong, Kowloon, HK SAR. (hereinafter referred as " UNIWELL") is for the purpose of setting forth the terms and conditions upon which Winscon will acquire 100% of all issued shares which are representing the total assets and liabilities of Uniwell (Chong's) International Holdings Ltd. The shares to be transferred to Winscon are the 100% issued share interest in Uniwell (Chong's) International Holdings Ltd. at 17/F., Southtex Building, 51,Tsun Yip Street, Kwun Tong, Kowloon, HK SAR. The terms of this Agreement shall be effective as of the date first stated herein.

Uniwell (Chong's) International Holdings Ltd. is running the factory Jiangsu Uniwell Electronic Ltd. in Jiangsu China in the manufacturing of PCB and FPC.

In consideration of the mutual promises, covenants, and representations contained herein, UNIWELL and WINSCON AGREE AS FOLLOWS:

ARTICLE I

WINSCON agrees to allot and issue to UNIWELL INTERNATIONAL LTD. at Akara Bldg., 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, British Virgin Islands do 17/F., Southtex Building, 51 Tsun Yip Street, Kwun Tong, Kowloon, Hong Kong SAR 13,500,000 Restricted Common shares of Winscon (Delaware), which represents 46% of the Issued and Outstanding shares of Winscon as consideration for the acquisition of 100% interest of issued shares of Uniwell (Chong's) International Holdings Ltd. under the following conditions,

UNIWELL shall assign and deliver to Winscon 100% of all issued shares and all other tangible and intangible property rights and ownership of Uniwell (Chong's) International Holdings Ltd. as consideration of acquisition 13,500,000 Restricted Common shares of Winscon (Delaware) and,

UNIWELL agrees to, at their own expense, commence to prepare and supply current Financial Statements in compliance with US GAAP of the United States of America after this agreement and,

UNIWELL agrees to continue operating the company on the basis of being the principal shareholders of Winscon (Delaware) and further agree to secure a seat or seats on the Winscon Board of Directors when required.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

WINSCON is a corporation duly organized, validly existing, and in good standing under the laws of The State of Delaware, has all necessary corporate powers under the laws and its memorandum and association in entering into this agreement. All actions taken by the Directors and/or shareholders of Winscon are valid and in compliance with the laws of The State of Delaware. As of the date of this agreement, Winscon has not incurred any debt or liability or contingent claim or litigation.

WINSCON undertakes the obligation to conduct due diligence and provides assurance that the execution of this acquisition of shares by WINSCON will not conflict with or result in any of the provisions of or constitute a default under any law, or other instrument to which any of them are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, that would cause UNIWELL to be liable to any other party.

UNIWELL honestly believes that none of representations and warranties made by UNIWELL, or in any certificate or memorandum furnished or to be furnished hereunder by UNIWELL contain or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading to WINSCON.

UNIWELL has complied with, and is not in violation of any local statute, law, and/or regulation pertaining to UNIWELL.

WINSCON is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department agency, or instrumentality.

Prior to the closing, both UNIWELL and WINSCON will conduct their normal course of business, and will not without the prior written approval of the other party, incur any contingent claims and / or liabilities and I or institute litigation not disclosed to the other party, transfer or dispose of any of the assets owned, nor enter into any contracts, nor guarantee obligations of any. third parties.

The Agreement for the Exchange of Common Stock and any provision hereof, may not be waived, changed, modified, discharged orally unless mutually agreed to and signed by the parties referenced herein.

This Agreement contains the entire understanding between the parties hereto, and supersedes all prior and understandings both oral and written.

All communications shall be, if by first class mail, registered or certified postage prepaid, and properly and effectively addressed as follows.

To UNIWELL:

Uniwell (Chong's) International Holdings Ltd. 17/F., Southtex Building,

51, Tsun Yip Street, Kwun Tong, Kowloon, Hong Kong SAR

To WINSCON :

Winscon Electronics Co. Ltd

Luis A. Brasil, President

3950 Worthview Pl.

Mississauga, Ontario, Canada L5N 6S7

All representations, covenants, contained in this Agreement, or in any instrument, certificate, opinion, or other documents provided, shall be true and correct.

The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

This agreement is carrying a 14 calendar days cooling period. Both WINSCON and UNIWELL ("Parties" ) can discharge this agreement on or before the expiry of the cooling period. The discharge instruction shall be effectively communicated to the Parties on 1 calendar day notice basis.

Governing Law

This Agreement shall be governed by the law of Hong Kong Special Administrative Region in every particular including formation and interpretation and shall be deemed to have been made within Hong Kong Special Administrative Region.

INTENDING TO BE BOUND, the parties have caused this Agreement to be executed by their duly authorized representatives as the date set forth on page 1 hereof.

Submitted and Accepted this 16th day of July, 2010.

Uniwell (Chong's) International Holdings Limited

                s/s

Chong York Chan, Chairman

Winscon Electronics Co. Ltd.

                    s/s

Luiz A Brasil, President